SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 2, 1997
                         ------------------------------


                                 WEBSECURE, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



      0-21649                                             04-3296069
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

1711 Broadway, Saugus, Massachusetts                             01906
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)


                                 (617) 867-2300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)







                               TABLE OF CONTENTS


                                    FORM 8-K

                                  April 2, 1997

Item                                                                       Page
----                                                                       ----
ITEM 5. OTHER EVENTS                                                         1

SIGNATURE                                                                    2




















ITEM 5. OTHER EVENTS

     WebSecure, Inc. (the "Registrant") has been named as a defendant in a class action lawsuit filed in the United States District Court for the District of Massachusetts (Nager v. WebSecure, Inc. et.al). The complaint alleges violations of various federal securities laws in connection with the Registrant's initial public offering of its securities in December, 1996 (the "Offering").

     The Registrant is also responding to a request for documents from the Massachusetts Securities Commission (the "Commission") in connection with an investigation by the Commission of activities surrounding the Offering.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     WEBSECURE, INC.



Dated: April 2, 1997                 By: /s/ Carroll Lowenstein
                                         --------------------------
                                         Carroll Lowenstein
                                         Chairman of the Board of Directors